UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2020 (April 27, 2020)
CRANE CO.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-1657		13-1952290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Mr. R. S. Evans retired from the Board of Directors of Crane Co. (the “Company”) on April 27, 2020, in accordance with the Company’s director retirement policy.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders was held on April 27, 2020. As of the close of business on February 28, 2020, the record date for the Annual Meeting, there were 59,198,459 shares of common stock entitled to vote, of which there were 53,790,316 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on three matters: (1) the election of nine directors for a one-year term expiring at the 2021 Annual Meeting of Stockholders, (2) the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, and (3) the approval, on an advisory basis, of the compensation paid to certain executive officers. The voting results were as follows (vote totals may not sum to the total votes cast because of rounding fractional shares):

1. The following nine Directors were elected to serve until the 2021 Annual Meeting of Stockholders.

Martin R. Benante
Votes for	49,746,569
Votes against	240,873
Abstained	78,264
Broker non-votes	3,724,610
Donald G. Cook
Votes for	49,266,445
Votes against	739,072
Abstained	60,189
Broker non-votes	3,724,610
Michael Dinkins
Votes for	49,606,423
Votes against	362,841
Abstained	96,442
Broker non-votes	3,724,610
Ronald C. Lindsay
Votes for	49,752,042
Votes against	238,528
Abstained	75,136
Broker non-votes	3,724,610
Ellen McClain
Votes for	49,645,868
Votes against	355,640
Abstained	64,197
Broker non-votes	3,724,610
Charles G. McClure, Jr.
Votes for	49,729,921
Votes against	255,238
Abstained	80,547
Broker non-votes	3,724,610
Max. H. Mitchell
Votes for	49,723,822
Votes against	271,417
Abstained	70,466
Broker non-votes	3,724,610
Jennifer M. Pollino
Votes for	49,632,857
Votes against	371,951
Abstained	60,898
Broker non-votes	3,724,610
James L. L. Tullis
Votes for	45,646,715
Votes against	4,244,102
Abstained	174,888
Broker non-votes	3,724,610

A nominee for the Board of Directors in an uncontested election is elected if more votes are cast in favor of the nominee than are cast against the nominee by the holders of shares present in person or represented by proxy and entitled to vote at the meeting. Abstentions and broker non-votes are not treated as votes cast and therefore had no effect on the election of Directors.

2. The stockholders approved the selection of Deloitte & Touche LLP as independent auditors for the Company for 2020.

Votes for	52,110,436
Votes against	1,629,698
Abstained	50,181
Broker non-votes	—
Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of shares of common stock present in person or represented by proxy and entitled to vote at the meeting. Abstentions and broker non-votes are not treated as votes cast and therefore had no effect on this proposal.

3. The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement.

Votes for	47,296,621
Votes against	2,621,038
Abstained	148,046
Broker non-votes	3,724,610
Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of shares of common stock present in person or represented by proxy and entitled to vote at the meeting. Abstentions and broker non-votes are not treated as votes cast and therefore had no effect on this proposal.
SECTION 8 - OTHER EVENTS

Item 8.01	Other Events
On April 28, 2020, the Company issued a press release announcing Mr. Evans’ retirement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

99.1	Press Release, dated April 28, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

April 28, 2020

	By:	/s/ Anthony M. D'Iorio
Anthony M. D'Iorio
Vice President, General Counsel and
Secretary

Document and Entity Information	As of
4/28/2020
Entity Central Index Key	0000025445
Amendment Flag	false